Shareholders’ equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Shareholders’ equity

Note 16 — Shareholders’ equity

Ordinary shares

The Company is authorized to issue 400,000,000 Class A and 100,000,000 Class B ordinary shares with a par value of $0.8 per share.

On February 2, 2024, the Company effected a share consolidation at a ratio of one-for-ten (10) ordinary shares with a par value of US$0.0001 each in the Company’s issued share capital into one ordinary share with a par value of US$0.001. The Company believed that it was appropriate to reflect the transactions on a retroactive basis pursuant to ASC 260, Earnings Per Share. The Company has retroactively adjusted all share and per share data for all periods presented.

In October, 2024, the Company effected a share consolidation at a ratio of one-for-twenty (20) ordinary shares with a par value of US$0.001 each in the Company’s issued share capital into one ordinary share with a par value of US$0.02, and changed the Company’s authorized share capital from US$10,000,000 divided into 500,000,000 ordinary shares to US$10,000,000 divided into 400,000,000 Class A ordinary shares and 100,000,000 Class B ordinary shares; The Company has retroactively adjusted all share and per share data from ordinary share to Class A Ordinary Shares for all periods presented.

On April 21, 2025, the Company effected a share consolidation at a ratio of one-for-forty (40) ordinary shares with a par value of US$0.02 each in the Company’s issued share capital into one ordinary share with a par value of US$0.8.

Giving the effects of the share consolidation, as of December 31, 2025 and June 30, 2026, there were 22,512,360 and 22,512,360 Class A Ordinary Shares issued and outstanding, respectively, and there were 400,000 and 400,000 Class B Ordinary Shares issued and outstanding, respectively.

Restricted assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiary. Relevant PRC statutory laws and regulations permit payments of dividends by Beijing Xihuiyun and Shanghai Mengyun (collectively “Mengyun PRC entities”) only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the accompanying unaudited consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Mengyun PRC entities.

Mengyun PRC entities are required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, Mengyun PRC entities may allocate a portion of its after-tax profits based on PRC accounting standards to an enterprise expansion fund and staff bonus and welfare fund at its discretion. Mengyun PRC entities may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration of Foreign Exchange.

As a result of the foregoing restrictions, MicroCloud’s PRC entities are restricted in their ability to transfer their assets to the Company. Foreign exchange and other regulations in the PRC may further restrict MicroCloud’s PRC entities from transferring funds to the Company in the form of dividends, loans and advances. As of June 30, 2026, amounts restricted are the paid-in-capital and statutory reserve of MicroCloud’s PRC entities, which amounted to RMB 41,748,820.

Statutory reserve

During the six months ending June 30, 2025 and 2026, MicroCloud’s PRC entities collectively reduced RMB nil and 26,956 of statutory reserves, respectively.